NEWS RELEASE

CONTACT:
CONMED Corporation
Todd W. Garner
Chief Financial Officer
727-214-2975
ToddGarner@conmed.com

CONMED Corporation Announces Second Quarter 2024 Financial Results

Largo, Florida, July 31, 2024 – CONMED Corporation (NYSE: CNMD) today announced financial results for the second quarter ended June 30, 2024.

Second Quarter 2024 Highlights

•	Sales of $332.1 million increased 4.5% year-over-year as reported and 5.2% in constant currency.
•	Domestic revenue increased 6.1% year-over-year.
•	International revenue increased 2.6% year-over-year as reported and 4.0% in constant currency.
•	Diluted net earnings per share (GAAP) were $0.96 compared to diluted net earnings per share (GAAP) of $0.43 in the second quarter of 2023.
•	Adjusted diluted net earnings per share(1) were $0.98, an increase of 18.1% compared to the second quarter of 2023.

“Our second quarter and first half of 2024 played out largely as expected. Looking forward, we have not yet fully recovered from our supply chain challenges, which has delayed the commercial reacceleration that we had contemplated in our plan at the beginning of the year,” commented Curt R. Hartman, CONMED’s Chair of the Board, President, and Chief Executive Officer. “We remain highly focused on getting back on offense to serve our customers and driving above-market, long-term growth.”

2024 Outlook

Full year reported revenue is now expected to be between $1.305 billion and $1.315 billion, compared to the prior guidance range of between $1.330 billion and $1.355 billion. Foreign currency is expected to have a negative impact on revenue in the range of $5 million to $10 million for the full year.

The Company now expects full-year adjusted diluted net earnings per share(2) in the range of $3.95 to $4.02, compared to its prior range of $4.25 to $4.35. Foreign currency is expected to have an immaterial impact on earnings per share for the full year.

Supplemental Financial Disclosures

(1) A reconciliation of reported diluted net earnings per share to adjusted diluted net earnings per share, a non-GAAP financial measure, appears below.

(2) Information reconciling forward-looking adjusted diluted net earnings per share to the comparable GAAP financial measures is unavailable to the company without unreasonable effort, as discussed below.

Conference Call

The Company’s management will host a conference call today at 4:30 p.m. ET to discuss its second quarter 2024 results.

To participate in the conference call via telephone, please click here to pre-register and obtain the dial-in number and passcode.

This conference call will also be webcast and can be accessed from the “Investors” section of CONMED's website at www.conmed.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

Consolidated Condensed Statements of Income

(in thousands except per share amounts, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Net sales	$332,097	$317,652	$644,371	$613,121
Cost of sales	148,368	146,962	288,677	287,110
Gross profit	183,729	170,690	355,694	326,011
% of sales	55.3%	53.7%	55.2%	53.2%
Selling & administrative expense	122,524	129,700	245,881	259,784
Research & development expense	14,098	13,572	27,692	26,110
Income from operations	47,107	27,418	82,121	40,117
% of sales	14.2%	8.6%	12.7%	6.5%
Interest expense	9,593	9,997	19,188	20,252
Income before income taxes	37,514	17,421	62,933	19,865
Provision for income taxes	7,538	3,689	13,248	4,314
Net income	$29,976	$13,732	$49,685	$15,551

Basic EPS	$0.97	$0.45	$1.61	$0.51
Diluted EPS	0.96	0.43	1.59	0.49

Basic shares	30,813	30,662	30,792	30,587
Diluted shares	31,106	31,795	31,170	31,499

Sales Summary

(in millions, unaudited)

	Three Months Ended June 30,
			% Change
						Domestic	International
	2024	2023	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$139.5	$140.8	-0.9%	0.8%	-0.1%	-0.4%	-1.2%	1.3%	0.1%
General Surgery	192.6	176.9	8.9%	0.5%	9.4%	8.9%	8.8%	1.7%	10.5%
	$332.1	$317.7	4.5%	0.7%	5.2%	6.1%	2.6%	1.4%	4.0%

Single-use Products	$279.3	$264.8	5.5%	0.7%	6.2%	8.6%	1.6%	1.4%	3.0%
Capital Products	52.8	52.9	-0.3%	0.7%	0.4%	-8.4%	7.0%	1.3%	8.3%
	$332.1	$317.7	4.5%	0.7%	5.2%	6.1%	2.6%	1.4%	4.0%

Domestic	$185.4	$174.7	6.1%	0.0%	6.1%
International	146.7	143.0	2.6%	1.4%	4.0%
	$332.1	$317.7	4.5%	0.7%	5.2%

	Six Months Ended June 30,
			% Change
						Domestic	International
	2024	2023	As Reported	Impact of Foreign Currency	Constant Currency	As Reported	As Reported	Impact of Foreign Currency	Constant Currency
Orthopedic Surgery	$274.5	$272.0	0.9%	0.5%	1.4%	4.9%	-1.5%	0.8%	-0.7%
General Surgery	369.9	341.1	8.4%	0.4%	8.8%	7.4%	10.9%	1.3%	12.2%
	$644.4	$613.1	5.1%	0.4%	5.5%	6.6%	3.2%	0.9%	4.1%

Single-use Products	$544.0	$514.0	5.8%	0.4%	6.2%	7.6%	3.5%	0.9%	4.4%
Capital Products	100.4	99.1	1.3%	0.5%	1.8%	0.6%	1.9%	0.9%	2.8%
	$644.4	$613.1	5.1%	0.4%	5.5%	6.6%	3.2%	0.9%	4.1%

Domestic	$361.8	$339.3	6.6%	0.0%	6.6%
International	282.6	273.8	3.2%	0.9%	4.1%
	$644.4	$613.1	5.1%	0.4%	5.5%

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Three Months Ended June 30, 2024
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$183,729	$122,524	$47,107	$9,593	$7,538	20.1%	$29,976	$0.96
% of sales	55.3%	36.9%	14.2%
Legal matters(1)	—	(1,343)	1,343	—	61		1,282
Contingent consideration fair value adjustments(2)	—	8,673	(8,673)	—	(391)		(8,282)
	$183,729	$129,854	$39,777	$9,593	$7,208		$22,976
Adjusted gross profit %	55.3%
Amortization(3)	$1,500	(7,157)	8,657	(1,407)	2,436		7,628
As adjusted		$122,697	$48,434	$8,186	$9,644	24.0%	$30,604	$0.98
% of sales		36.9%	14.6%

Shares								31,106
Convertible note hedges(4)								—
Adjusted diluted shares								31,106

	Three Months Ended June 30, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$170,690	$129,700	$27,418	$9,997	$3,689	21.2%	$13,732	$0.43
% of sales	53.7%	40.8%	8.6%
Acquisition and integration costs(5)	2,173	(303)	2,476	—	492		1,984
Termination of distributor agreements(6)	—	(2,098)	2,098	—	417		1,681
Software implementation costs(7)	—	(1,797)	1,797	—	357		1,440
Contingent consideration fair value adjustments(2)	—	636	(636)	—	(126)		(510)
	$172,863	$126,138	$33,153	$9,997	$4,829		$18,327
Adjusted gross profit %	54.4%
Amortization(3)	$1,500	(7,270)	8,770	(1,506)	2,490		7,786
As adjusted		$118,868	$41,923	$8,491	$7,319	21.9%	$26,113	$0.83
% of sales		37.4%	13.2%

Shares								31,795
Convertible note hedges(4)								(214)
Adjusted diluted shares								31,581

(1) In 2024, the Company incurred costs for third party services pertaining to potential issues with certain royalty payments to design surgeons.
(2) In 2024 and 2023, the Company recorded income related to the fair value adjustments of contingent consideration.
(3) Includes amortization of intangible assets and deferred financing fees.
(4) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.
(5) In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc., and integration costs and professional fees associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.
(6) In 2023, the Company incurred costs related to the termination of distributor agreements.
(7) In 2023, the Company incurred additional freight, labor and travel costs as well as professional fees related to the implementation of a warehouse management software.

Reconciliation of Reported Net Income to Adjusted Net Income

(in thousands, except per share amounts, unaudited)

	Six Months Ended June 30, 2024
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$355,694	$245,881	$82,121	$19,188	$13,248	21.1%	$49,685	$1.59
% of sales	55.2%	38.2%	12.7%
Legal matters(1)	—	(2,680)	2,680	—	253		2,427
Restructuring and related costs(2)	235	(1,539)	1,774	—	255		1,519
Asset impairment costs (3)	1,414	—	1,414	—	203		1,211
Termination of distributor agreement(4)	—	970	(970)	—	(139)		(831)
Contingent consideration fair value adjustments(5)	—	15,219	(15,219)	—	(1,331)		(13,888)
	$357,343	$257,851	$71,800	$19,188	$12,489		$40,123
Adjusted gross profit %	55.5%
Amortization(6)	$3,000	(14,309)	17,309	(2,813)	4,879		15,243
As adjusted		$243,542	$89,109	$16,375	$17,368	23.9%	$55,366	$1.78
% of sales		37.8%	13.8%

Shares								31,170
Convertible note hedges(7)								—
Adjusted diluted shares								31,170

	Six Months Ended June 30, 2023
	Gross Profit	Selling & Administrative Expense	Operating Income	Interest Expense	Tax Expense	Effective Tax Rate	Net Income	Diluted EPS
As reported	$326,011	$259,784	$40,117	$20,252	$4,314	21.7%	$15,551	$0.49
% of sales	53.2%	42.4%	6.5%
Software implementation costs(8)	—	(6,056)	6,056	—	1,453		4,603
Acquisition and integration costs(9)	4,269	(752)	5,021	—	1,147		3,874
Contingent consideration fair value adjustments(5)	—	(3,799)	3,799	—	1,014		2,785
Restructuring and related costs(2)	2,035	(1,578)	3,613	—	930		2,683
Termination of distributor agreements(4)	—	(2,098)	2,098	—	417		1,681
	$332,315	$245,501	$60,704	$20,252	$9,275		$31,177
Adjusted gross profit %	54.2%
Amortization(6)	$3,000	(14,535)	17,535	(3,012)	5,020		15,527
As adjusted		$230,966	$78,239	$17,240	$14,295	23.4%	$46,704	$1.49
% of sales		37.7%	12.8%

Shares								31,499
Convertible note hedges(7)								(138)
Adjusted diluted shares								31,361

(1) In 2024, the Company incurred costs for third party services pertaining to potential issues with certain royalty payments to design surgeons.
(2) In 2024, the Company incurred severance costs related to the elimination of certain positions. In 2023, the Company incurred consulting fees related to an operational cost improvement initiative and severance related to the elimination of certain positions.
(3) In 2024, the Company wrote off inventory, tooling and equipment related to the cancellation of a planned new product line.
(4) In 2024, the Company recorded an accrual adjustment related to the previous termination of a distributor agreement. In 2023, the Company incurred costs related to the termination of distributor agreements.
(5) In 2024 and 2023, the Company incurred income/(expense) related to the fair value adjustments of contingent consideration.
(6) Includes amortization of intangible assets and deferred financing fees.
(7) Non-GAAP adjusted dilutive weighted average shares outstanding exclude dilution that is expected to be offset by the Company’s convertible notes hedge transactions.
(8) In 2023, the Company incurred additional freight, labor and travel costs as well as professional fees related to the implementation of a warehouse management software.
(9) In 2023, the Company incurred charges related to the amortization of inventory step-up to fair value associated with the acquisition of In2Bones Global, Inc., and integration costs and professional fees associated with the acquisitions of In2Bones Global, Inc. and Biorez, Inc.

Reconciliation of Reported Net Income to EBITDA & Adjusted EBITDA

(in thousands, unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023

Net income	$29,976	$13,732	$49,685	$15,551
Provision for income taxes	7,538	3,689	13,248	4,314
Interest expense	9,593	9,997	19,188	20,252
Depreciation	4,165	4,164	8,211	8,222
Amortization	13,674	13,900	27,666	27,777
EBITDA	$64,946	$45,482	$117,998	$76,116

Stock based compensation	6,974	6,422	13,214	12,148
Legal matters	1,343	—	2,680	—
Contingent consideration fair value adjustments	(8,673)	(636)	(15,219)	3,799
Termination of distributor agreements	—	2,098	(970)	2,098
Software implementation costs	—	1,797	—	6,056
Acquisition and integration costs	—	2,476	—	5,021
Restructuring and related costs	—	—	1,774	3,613
Asset impairment costs	—	—	1,414	—
Adjusted EBITDA	$64,590	$57,639	$120,891	$108,851

EBITDA Margin
EBITDA	19.6%	14.3%	18.3%	12.4%
Adjusted EBITDA	19.4%	18.1%	18.8%	17.8%

About CONMED Corporation

CONMED is a medical technology company that provides devices and equipment for surgical procedures. The Company’s products are used by surgeons and other healthcare professionals in a variety of specialties including orthopedics, general surgery, gynecology, thoracic surgery, and gastroenterology. For more information, visit www.conmed.com.

Forward-Looking Statements

This press release and associated conference call may contain forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties, which could cause actual results, performance, or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. For example, in addition to general industry and economic conditions, factors that could cause actual results to differ materially from those in the forward-looking statements may include, but are not limited to the risk factors discussed in the Company's Annual Report on Form 10-K for the full year ended December 31, 2023 and other risks and uncertainties, which may be detailed from time to time in reports filed by CONMED with the SEC. Any and all forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct.

Supplemental Information - Reconciliation of GAAP to Non-GAAP Financial Measures

The Company supplements the reporting of its financial information determined under generally accepted accounting principles in the United States (GAAP) with certain non-GAAP financial measures, including percentage sales growth in constant currency; adjusted gross profit; cost of sales excluding specified items; adjusted selling and administrative expenses; adjusted operating income; adjusted interest expense; adjusted income tax expense; adjusted effective income tax rate; adjusted net income, adjusted diluted shares and adjusted diluted net earnings per share (EPS). The Company believes that these non-GAAP measures provide meaningful information to assist investors and shareholders in understanding its financial results and assessing its prospects for future performance. Management believes percentage sales growth in constant currency and the other adjusted measures described above are important indicators of its operations because they exclude items that may not be indicative of, or are unrelated to, its core operating results and provide a baseline for analyzing trends in the Company’s underlying business. Further, the presentation of EBITDA is a non-GAAP measurement that management considers useful for measuring aspects of the Company’s cash flow. Management uses these non-GAAP financial measures for reviewing the operating results and analyzing potential future business trends in connection with its budget process and bases certain management incentive compensation on these non-GAAP financial measures.

Net sales on a constant currency basis is a non-GAAP measure. The Company analyzes net sales on a constant currency basis to better measure the comparability of results between periods. To measure percentage sales growth in constant currency, the Company removes the impact of changes in foreign currency exchange rates that affect the comparability and trend of net sales. To measure earnings performance on a consistent and comparable basis, the Company excludes certain items that affect the comparability of operating results and the trend of earnings. These adjustments are irregular in timing, may not be indicative of past and future performance and are therefore excluded to allow investors to better understand underlying operating trends.

Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names. These adjusted financial measures should not be considered in isolation or as a substitute for reported sales growth, gross profit, cost of sales, selling and administrative expenses, operating income, interest expense, income tax expense, effective income tax rate, net income, diluted shares and diluted net earnings per share, the most directly comparable GAAP financial measures. These non-GAAP financial measures are an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to corresponding GAAP financial measures above, provide a more complete understanding of the business. The Company strongly encourages investors and shareholders to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure.

We are unable to present a quantitative reconciliation of our expected diluted net earnings per share to expected adjusted diluted net earnings per share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of acquisition, integration and other charges. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our consolidated condensed statements of income.